UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

Amendment No. 1

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 22, 2008

CME Group Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-33379	36-4459170
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

20 South Wacker Drive,

Chicago, Illinois 60606

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (312) 930-1000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

This Amendment No. 1 on Form 8-K/A amends and supplements the Current Report on Form 8-K of CME Group Inc., a Delaware corporation (“CME Group”), filed with the U.S. Securities and Exchange Commission (the “SEC”) on September 15, 2008 (the “Initial Form 8-K”), to include the financial statements and pro forma financial information of NYMEX Holdings, Inc., a Delaware corporation (“NYMEX Holdings”), permitted to be excluded from the Initial 8-K by Items 9.01(b)(2) and 9.01(a)(4), respectively, of Form 8-K if filed by amendment to the Initial Form 8-K no later than 71 calendar days after the date on which the Initial Form 8-K was required to be filed. As previously reported in the Initial Form 8-K, on August 22, 2008, CME Group completed its acquisition of NYMEX Holdings, through the merger of NYMEX Holdings with and into CMEG NY Inc., a Delaware corporation and a direct, wholly-owned subsidiary of CME Group (“Merger Sub”), pursuant to the Agreement and Plan of Merger, dated as of March 17, 2008, and as amended as of June 30, 2008, July 18, 2008 and August 7, 2008, by and among CME Group, Merger Sub, NYMEX Holdings and New York Mercantile Exchange, Inc., a Delaware non-stock corporation and a wholly-owned subsidiary of NYMEX Holdings.

Item 9.01	Financial Statements and Exhibits.

(a)	Financial Statements of business acquired.

The unaudited consolidated financial statements of NYMEX Holdings as of December 31, 2007 and 2006, and for each of the years in the three-year period ended December 31, 2007, and the independent registered public accounting firm’s reports related thereto, were previously filed as Exhibit 99.1 to CME Group Inc.’s Current Report on Form 8-K, filed with the SEC on August 1, 2008, File No. 001-31553.

The unaudited consolidated financial statements of NYMEX Holdings as of June 30, 2008, and for the quarter and six months ended June 30, 2008 and 2007, were previously filed as Exhibit 99.1 to CME Group Inc.’s Current Report on Form 8-K, filed with the SEC on September 15, 2008, File No. 001-31553.

(b)	Pro forma financial information.

The unaudited pro forma condensed combined financial information of CME Group as of June 30, 2008 and December 31, 2007, and for the six months ended June 30, 2008, is incorporated herein by reference to Exhibit 99.1 hereto.

(d)	Exhibits

See Exhibit Index.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CME Group Inc.

By:	/s/ Kathleen M. Cronin
Kathleen M. Cronin Managing Director, General Counsel & Corporate Secretary

Date: November 6, 2008

EXHIBIT INDEX

Exhibit 99.1	Unaudited Pro Forma Condensed Combined Financial Statements of CME Group.